UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 11, 2011

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                          Entry into a Material Definitive Agreement.

On January 11, 2011, we entered into an amendment of our loan agreement dated as of January 14, 2004 with RBS Citizens, N.A.  The amendment extends the termination date of the agreement from April 30, 2012 to April 30, 2014, calculates interest on borrowings using margins above LIBOR that range from 1.75% to 2.75% (a decrease from the prior range of 2% to 3.5%), and relaxes the agreement’s financial ratio covenants and broadens certain exceptions to the agreement’s covenants against certain dispositions, indebtedness and acquisitions, and adds change of control as an event of default under the agreement.

In connection with this amendment, we also executed an amendment to the promissory note relating to the loan agreement.  A copy of the amendments to the loan agreement and promissory note are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.02                                          Results of Operations and Financial Condition.

On January 13, 2011, we issued a press release reporting our financial results for our fourth quarter and year ended November 27, 2010.  A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein. On January 13, 2011, we also posted on our website supplemental financial information, including prepared CFO remarks.  A copy of the supplemental financial information is set forth as Exhibit 99.2 and is incorporated by reference herein.

The information contained in Item 2.02 of this report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

10.1	Seventh Amendment to Loan Agreement dated January 14, 2004, dated as of January 11, 2011, by and between CRA International, Inc. and RBS Citizens, N.A.

10.2	Fifth Amendment to Revolving Note, dated as of January 11, 2011, by and between CRA International, Inc. and RBS Citizens, N.A.

99.1	January 13, 2011 press release

99.2	Supplemental financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: January 13, 2011	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer, and Chief Financial Officer

Exhibit Index

Number	Title

10.1	Seventh Amendment to Loan Agreement dated January 14, 2004, dated as of January 11, 2011, by and between CRA International, Inc. and RBS Citizens, N.A.

10.2	Fifth Amendment to Revolving Note, dated as of January 11, 2011, by and between CRA International, Inc. and RBS Citizens, N.A.

99.1	January 13, 2011 press release

99.2	Supplemental financial information